Exhibit 10.4
PATTERN GROUP INC.
2025 EMPLOYEE STOCK PURCHASE PLAN
The purpose of the Pattern Group Inc. 2025 Employee Stock Purchase Plan (as amended from time to time, and including any subplans, supplements, appendices and/or addendums which shall be incorporated thereto, the “Plan”) is to provide eligible employees of Pattern Group Inc., a Delaware corporation (the “Company”), and each Designated Company (as defined in Section 11) with opportunities to purchase shares of the Company’s Series A common stock, par value $0.001 per share (the “Common Stock”) at a discount. 3,086,351 shares of Common Stock in the aggregate have been approved and reserved for this purpose, plus on January 1, 2026 and each January 1 thereafter until the Plan terminates pursuant to Section 20, the number of shares of Common Stock reserved and available for issuance under the Plan shall automatically be cumulatively increased by the least of (i) 3,086,351 shares of Common Stock, (ii) 1% of the number of shares of Common Stock and Series B Common Stock of the Company issued and outstanding on the immediately preceding December 31 (on an as converted to Series A Common Stock basis), and (iii) such number of shares of Common Stock as determined by the Administrator (as defined in Section 1).
The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent (although the Company makes no undertaking or representation to maintain such qualification). In addition, this Plan authorizes the grant of Options (as defined in Section 8) under the Non-423 Component, which does not qualify as an “employee stock purchase plan” under Section 423 of the Code, and such Options granted under the Non-423 Component shall be granted pursuant to separate Offerings (as defined in Section 2) containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator (as defined in Section 1) and designed to achieve tax, securities laws or other objectives for eligible employees and the Designated Companies in locations outside of the United States. Except as otherwise provided herein or by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
For purposes of this Plan, the Administrator may designate separate Offerings under the Plan, the terms of which need not be identical, in which eligible employees will participate, even if the dates of the applicable Offerings are identical, provided that the terms of participation are the same within each separate Offering under the 423 Component as determined under Section 423 of the Code. Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non-423 Component of the Plan.
Unless otherwise defined herein, capitalized terms in this Plan shall have the meaning ascribed to them in Section 11.
1.    Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose.

The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) determine when and how Options shall be granted and the provisions and terms of each Offering (which need not be identical); (iv) select Designated Companies; (v) make all determinations it deems advisable for the administration of the Plan; (vi) decide all disputes arising in connection with the Plan; and (vii) otherwise supervise the administration of the Plan. Further, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures, provided that the adoption and implementation of any such rules and/or procedures would not cause the 423 Component to be in noncompliance with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates that vary with local requirements. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.
2.    Offerings. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan (“Offerings”) consisting of one or more Purchase Periods. The Administrator may, in its discretion, determine when each Offering shall occur, including the duration of any Offering, provided that no Offering shall exceed 27 months in duration. If determined by the Administrator, the initial Offering may begin on the date of the Company’s Initial Public Offering. Unless the Administrator determines otherwise, each Purchase Period will be the same as each Offering. Furthermore, unless as otherwise determined by the Administrator, Participants will only be permitted to participate in one Offering at a time. Unless the Administrator, in its sole discretion, chooses otherwise prior to an Offering Date, and to the extent an Offering has more than one Purchase Period and to the extent permitted by applicable law, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering is lower than the Fair Market Value of the Common Stock on the Offering Date, then all participants in such Offering automatically will be withdrawn from such Offering immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering as of the first day thereof and the preceding Offering will terminate.
3.    Eligibility. All individuals classified as employees on the payroll records of the Company and each Designated Company are eligible to participate in any one or more of the Offerings under the Plan, unless otherwise determined by the Administrator, as of the first day of the applicable Offering (the “Offering Date”) they are customarily employed by the Company or a Designated Company for more than 20 hours a week. Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Company for purposes of the Company’s or applicable Designated Company’s payroll system are not considered to be eligible employees of the Company or any Designated Company and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Company for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Company on the Company’s or Designated Company’s payroll system to become eligible to participate in this Plan is through an amendment or subplan to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.
4.    Participation.
(a)    Participants on Effective Date. If the initial Offering begins at the time of the Initial Public Offering, then each eligible employee at the time of the Initial Public Offering shall be deemed to be a Participant at such time and if an eligible employee is deemed to be a Participant pursuant to this Section 4(a), then such individual shall be deemed not to have authorized payroll deductions and shall not purchase any Common Stock hereunder unless he or she thereafter authorizes payroll deductions by submitting an enrollment form (in the manner described in Section 4(c)) within 15 days of the commencement of the initial Offering. If such a Participant does not authorize payroll deductions by submitting an enrollment form by the end of such period, that Participant will be deemed to have withdrawn from the Plan.
(b)    Participants in Subsequent Offerings. An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to the Company or an agent designated by the Company (in the manner described in Section 4(c)) at least 15 business days before the Offering Date (or by such other deadline as shall be established by the Administrator for the Offering).
(c)    Enrollment. The enrollment form (which may be in an electronic format or such other method as determined by the Company in accordance with the Company’s practices) will (i) state a whole percentage to be deducted from an eligible employee’s Compensation (as defined in Section 11) per pay period, (ii) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and (iii) specify the exact name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan or otherwise becomes ineligible to participate in the Plan, such Participant’s deductions or contributions and purchases will continue at the same percentage of Compensation for future Offerings, provided he or she remains eligible.
(d)    Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.
5.    Employee Contributions. Each eligible employee may authorize payroll deductions or contributions at a minimum of one percent (1%) up to a maximum of fifteen percent (15%) of such employee’s Compensation for each pay period or such other maximum as may be specified by the Administrator in advance of an Offering. The Company will maintain book accounts showing the amount of payroll deductions or contributions made by each Participant for each Purchase Period. No interest will accrue or be paid on payroll deductions or contributions, except as may be required by applicable law. If payroll deductions or contributions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Administrator in its discretion), the Administrator may require Participants to contribute to the Plan by such other means as determined by the Administrator. Any reference to “payroll deductions or contributions” in this Section 5 (or in any other section of the Plan ) will similarly cover contributions by other means made pursuant to this Section 5.
6.    Deduction Changes. Except in the event of a Participant increasing his or her payroll deduction from 0 percent (0%) during an initial Offering that begins at the time of the Initial Public Offering as specified in Section 4(a) or as may be determined by the Administrator in advance of an Offering (except in the case of withdrawal as outlined in Section 7), a Participant may not increase or decrease his or her payroll deduction or contributions during any Offering, but may increase or decrease his or her payroll deduction or contributions with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction or contributions during an Offering.
7.    Withdrawal. A Participant may withdraw from participation in the Plan in accordance with such procedures as may be established by the Administrator. The Participant’s withdrawal will be effective as of the next business day. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.
8.    Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of a Purchase Period (the “Exercise Date”) and at the Option Price hereinafter provided for, the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions or contributions on such Exercise Date by the Option Price (as defined herein), (b) the number of shares of Common Stock determined by dividing $25,000 by the Fair Market Value (as defined in Section 11) of the Common Stock on the Offering Date for such Offering; or (c) such other maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions or contributions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning stock possessing 5 percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option which permits his or her rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.
9.    Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions or contributions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan; provided that, with respect to the initial Offering that begins at the time of the Initial Public Offering, the exercise of each Option shall be conditioned on the closing of the Company’s Initial Public Offering on or before the Exercise Date. Unless otherwise determined by the Administrator in advance of an Offering, any amount remaining in a Participant’s account after the purchase of shares on an Exercise Date of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Purchase Period, and if such Exercise Date is the final Exercise Date of an Offering, will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly.
10.    Issuance of Certificates. Certificates or book-entries at the Company’s transfer agent representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship or in the name of a broker authorized by the employee to be his, her or their nominee for such purpose.
11.    Definitions.
The term “Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company.
The term “Compensation” means the amount of base pay, prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains related to options or other share-based awards, and similar items. The Administrator shall have the discretion to determine the application of this definition to Participants outside the United States.

The term “Designated Company” means any present or future Subsidiary or Affiliate that has been designated by the Administrator to participate in the Plan. The Administrator may so designate any Subsidiary or Affiliate, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders, and may further designate such companies or Participants as participating in the 423 Component or the Non-423 Component. The Administrator may also determine which Affiliates or eligible employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code or as implemented under the Non-423 Component, and determine which Designated Company or Companies will participate in separate Offerings (to the extent that the Company makes separate Offerings). For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies; provided, however, that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component. The current list of Designated Companies is attached hereto as Appendix A.
The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), Nasdaq Global Select Market or another national securities exchange, the determination shall be made by reference to the closing price. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. Notwithstanding the foregoing, if the date for which Fair Market Value of the Common Stock is determined is the first day when trading prices for the Common Stock are reported on Nasdaq or another national securities exchange, the Fair Market Value of the Common Stock shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.
The term “Initial Public Offering” means the first underwritten, firm commitment public offering pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended, covering the offer and sale by the Company of its Common Stock.
The term “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering then in progress.
The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
The term “Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.
The term “Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following an Exercise Date within an Offering and ending on an Exercise Date. An Offering may consist of one or more Purchase Periods.

The term “Registration Date” means the date on which the registration statement on Form S-1 that is filed by the Company with respect to its Initial Public Offering is declared effective by the U.S. Securities and Exchange Commission (the “SEC”).
The term “Sale Event” means the occurrence of any one of the following events: (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Common Stock to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company (for the avoidance of doubt, any change in majority voting power resulting from the conversion of Series B Common Stock of the Company to Common Stock of the Company by an individual stockholder shall not, on its own, constitute a Sale Event).
The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
12.    Rights on Termination or Transfer of Employment. If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction or contributions will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, if permitted by the Administrator and valid under applicable law, to his or her designated beneficiary or to the legal representative of his or her estate as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Company, ceases to be a Subsidiary or Affiliate, or if the employee is transferred to any corporation other than the Company or a Designated Company. Unless otherwise determined by the Administrator, a Participant whose employment transfers between, or whose employment terminates with an immediate rehire (with no break in service) by, Designated Companies or a Designated Company and the Company will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; provided, however, that if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Option will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Option will remain non-qualified under the Non-423 Component. Further, an employee will not be deemed to have terminated employment for purposes of this Section 12 if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

13.    Special Rules and Sub-Plans. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules or sub-plans applicable to the employees of a particular Designated Company, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Company has employees, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions or contributions by other means, establishment of bank or trust accounts to hold payroll deductions or contributions, payment of interest, conversion of local currency, obligation to pay payroll tax, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423(b) of the Code, the employees subject to such special rules or sub-plans will participate in the Non-423 Component.
14.    Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions or contributions from his or her pay shall result in such Participant becoming a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him or her.
15.    Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.
16.    Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose, unless otherwise required under applicable law.
17.    Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, the payment of a dividend in Common Stock or any other change affecting the Common Stock, the number of shares approved for the Plan and the share limitation set forth in Section 8 shall be equitably or proportionately adjusted to give proper effect to such event. In the case of and subject to the consummation of a Sale Event, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan or to facilitate such transactions or events:
(a)    To provide for either (i) termination of any outstanding Option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such Option had such Option been currently exercisable or (ii) the replacement of such outstanding Option with other options or property selected by the Administrator in its sole discretion.
(b)    To provide that the outstanding Options under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

(c)    To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options under the Plan and/or in the terms and conditions of outstanding Options and Options that may be granted in the future.
(d)    To provide that the Offering with respect to which an Option relates will be shortened by setting a New Exercise Date on which such Offering will end. The New Exercise Date will occur before the date of the Sale Event. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 7 hereof.
(e)    To provide that all outstanding Options shall terminate without being exercised and all amounts in the accounts of Participants shall be promptly refunded.
18.    Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within 12 months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.
19.    Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions or contributions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.
20.    Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded. Unless terminated earlier, the Plan shall expire on the ten-year anniversary of the Effective Date.
21.    Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to applicable laws and the completion of any registration or qualification of the Common Stock under any U.S. or non-U.S. local, state or federal securities or exchange control law, or under rulings or regulations of the SEC or of any other governmental regulatory body, and to obtaining any approval or other clearance from any U.S. and non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Common Stock with the SEC or any other U.S. or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of such stock.
22.    Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the General Corporation Law of the

State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware applied without regard to conflict of law principles.
23.    Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company or from any other proper source.
24.    Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any Common Stock under the Plan until such obligations are satisfied.
25.    Notification Upon Sale of Shares Under the 423 Component. Each Participant agrees, by entering the 423 Component of the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased or within one year after the date such shares were purchased. In furtherance of the foregoing, the Company may require Participants to retain any shares of Common Stock purchased under the Plan during such period in a captive brokerage account determined by the Company.
26.    Effective Date and Approval of Stockholders. The Plan shall take effect on the date immediately preceding the Registration Date, subject to approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent of the stockholders.
DATE APPROVED BY BOARD OF DIRECTORS: September 9, 2025
DATE APPROVED BY STOCKHOLDERS: September 9, 2025

APPENDIX A
Designated Companies
423 Component Designated Companies:
•Pattern Inc.
•Borderless Distribution LLC
Non-423 Component Designated Companies:
•Pattern Trading Ltd.
•Pattern General Trading LLC
•Pattern Japan GK
•Pattern Trading Singapore Pte Ltd
•Pattern Technologies India Private Ltd
•Reach Logistics Canada, Inc.
•Pattern Australia Pty Ltd
•Pattern Europe GmbH
•Pattern Poland Sp. Z.o.o.
•Pattern Holdings Company Ltd.
•Practicology Pty Ltd
•Pattern Trading South Korea Ltd
•ROI Hunter a.s.
•ROI Hunter Platforma De Marketing Digital LTDA
•ROI Hunter FZE
•ROI Hunter Ltd

APPENDIX B
PATTERN GROUP INC.
2025 EMPLOYEE STOCK PURCHASE PLAN
SPECIAL TERMS AND CONDITIONS FOR PARTICIPANTS OUTSIDE THE UNITED STATES OF AMERICA
Terms and Conditions
This appendix (the “Appendix”) is adopted by the Administrator pursuant to Section 1 of the Plan.
The Appendix includes additional governing terms and conditions if the Participant resides and/or works in one of the countries listed below. The Appendix shall only apply to the Participants in the Plan who reside and/or work in one of the countries listed below; and, in each case, the country-specific terms and conditions set out in the Appendix shall only apply to a Participant who resides and/or works in the corresponding country. If the Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Participant is currently residing and/or working, or if the Participant transfers to another country after the date of grant of an Option, the Administrator shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to the Participant.
Except as otherwise provided by the Appendix, all the terms of the Plan control.
The Plan and the Appendix shall be read together. The Appendix may be amended or rescinded from time to time by the Administrator.
The Participant to whom this Appendix has been delivered hereby accepts and consents to the terms of the Appendix.
Capitalized terms used but not defined in this Appendix shall have the meanings set forth in the Plan.
Australia
The rules of the Plan apply in Australia with and subject to the following amendments and provisions for Participants in Australia.
1.SECTION 27: SECURITIES LAW
(a)The following shall be added as a new Section 27:
“Securities law. The purchase of Common Stock under this Plan is made pursuant to applicable relief under Part 7.12, Division 1A of the Corporations Act 2001 (Cth) (“Corporations Act”). The documentation provided to the Participant in connection with the purchase by the Participant is provided on the basis that the Participant is a person to whom an offer of 'securities' and

'derivatives' may be made without a disclosure document (as those terms are defined in the Corporations Act).
Risk warning.    It is important that the Participant reads all the documents given to the Participant in relation to the Plan before deciding whether to participate in the Plan. In particular, the Participant should satisfy themselves that they have a sufficient understanding of the risks involved in acquiring the Common Stock under the Plan and consider if participation in the Plan is suitable for the Participant, having regard to the Participant’s investment objectives, financial circumstances and taxation position.
No financial advice.    Nothing in this Plan:
(i)    constitutes financial product advice and any advice or information provided by the Company in relation to the purchase of Common Stock under the Plan and does not     take into account the Participant’s objectives, financial situation or needs; and
(ii)    should be taken to constitute a recommendation or statement of opinion that is intended to influence the Participant in making a decision to acquire Common Stock under the Plan.
Plan.    The Participant acknowledges and agrees that a copy of the Plan has been provided to the Participant.”
2.SECTION 28: TAXES
(a)The following shall be added as a new Section 28:
“Taxes.    Participants are strongly advised to consult with their personal tax advisor regarding the tax treatment of their purchase of Common Stock under the Plan and of any subsequent sale of Common Stock. The Company has reporting obligations to the Australian Taxation Office, and the Participant is responsible for disclosing any taxable discount, in respect of any purchase of Common Stock acquired under the Plan.”
Canada
The rules of the Plan apply in Canada with and subject to the following amendments and provisions for Participants in Canada, which for greater certainty shall include those Participants that are residents of Canada for purposes of the Income Tax Act (Canada) (the “Tax Act”) or are otherwise subject to tax in Canada by virtue of their employment (“Canadian Employees”).
3.SECTION 4: PARTICIPATION
Section 4(c) will be deleted and replaced with the following:
“Enrollment. The enrollment form (which may be in an electronic format or such other method as determined by the Company in accordance with the Company’s practices) will (i) state a whole percentage to be deducted from an eligible employee’s Compensation (as defined in Section 11) per pay period, (ii) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan, provided that no purchases of Common Stock will be made for a Participant in an Offering unless, in the view of legal counsel to the Company, such Common Stock to be issued may be issued to the Participant pursuant to an exemption from the prospectus requirement of applicable Canadian securities laws, and (iii) specify the exact name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan or otherwise becomes ineligible to participate in the Plan, such Participant’s deductions or contributions and purchases will continue at the same percentage of Compensation for future Offerings, provided he or she remains eligible. By completing and submitting the enrollment form, a Participant represents and warrants to the Company that their participation in the Plan and acceptance of any such Common Stock purchased pursuant to the Plan is voluntary and that such Participant has not been induced to participate in the Plan by expectation of engagement, appointment, employment or continued engagement, appointment, or employment, as applicable.”
4.SECTION 8: GRANT OF OPTIONS
(a)Section 8 will be deleted and replaced with the following:
“On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of a Purchase Period (the “Exercise Date”) and at the Option Price hereinafter provided for, the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions or contributions on such Exercise Date by the Option Price (as defined herein), (b) the number of shares of Common Stock determined by dividing $25,000 by the Fair Market Value (as defined in Section 11) of the Common Stock on the Offering Date for such Offering; or (c) such other maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions or contributions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.
Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning stock possessing 5 percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option which permits his or her rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted. Furthermore, no Participant may be granted an Option hereunder unless, in the view of legal counsel to the Company, the Option may be granted to such Participant pursuant to an exemption from the prospectus requirement of applicable Canadian securities laws.”
5.SECTION 9: EXERCISE OF OPTION AND PURCHASE OF SHARES
Section 9 will be deleted and replaced with the following:
“Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions or contributions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan; provided that, with respect to the Initial Offering, the exercise of each Option shall be conditioned on the closing of the Company’s Initial Public Offering on or before the Exercise Date. No Option granted for an Offering may be exercised unless, in the view of legal counsel to the Company, the Common Stock issuable or deliverable upon exercise of such Option may be issued pursuant to an exemption from the prospectus requirement of applicable Canadian securities laws. Unless otherwise determined by the Administrator in advance of an Offering, any amount remaining in a Participant’s account after the purchase of shares on an Exercise Date of an Offering by reason of the inability to purchase a fractional share or the lack of an available exemption from the prospectus requirements of the applicable securities laws in Canada will be carried forward to the next Purchase Period, and if such Exercise Date is the final Exercise Date of an Offering, will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly.”
6.SECTION 11: DEFINITIONS
(a)The definition of the term “Affiliate” will be deleted and replaced with the following:
“The term “Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company. For the purposes of participation in the Plan in Canada, an Affiliate shall mean, in addition to the foregoing, a Related Entity of the Company.”

(b)The following definition will be added to the Plan:
“The term “Related Entity of the Company” means (i) a person that controls or is controlled by the Company; or (ii) a person that is controlled by the same person that controls the Company.”
7.SECTION 17: ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK
The first paragraph of Section 17 shall be deleted and replaced with the following:
“In the event of a subdivision of outstanding shares of Common Stock, the payment of a dividend in Common Stock or any other change affecting the Common Stock, the number of shares approved for the Plan and the share limitation set forth in Section 8 shall be equitably or proportionately adjusted to give proper effect to such event. In the case of and subject to the consummation of a Sale Event, the Administrator, upon the consent of any Participants so impacted, and on such terms and conditions as the Administrator deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan or to facilitate such transactions or events:”
8.SECTION 20: TERMINATION OF THE PLAN
(a)Section 20 shall be deleted and replaced with the following:
“Termination of the Plan. The Plan may be terminated at any time by the Board, provided such termination shall not be applicable in respect of any Options that are issued and outstanding. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded, except in such circumstances as any Options remain outstanding that may be exercised on an Exercised Date. Any such Options not exercised on the relevant Exercise Date shall thereafter terminate and cease to be exercisable and any amounts in the accounts of Participants shall thereafter be refunded. Unless terminated earlier, the Plan shall expire on the ten-year anniversary of the Effective Date.”
SECTION 24: TAX WITHHOLDING
Section 24 shall be deleted and replaced with the following:
“Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local taxes, withholding requirements, remittances, source deductions, or other amounts (“Applicable Withholding Taxes”) on any income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet Applicable Withholding Tax obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the, purchase, sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any Common Stock under the Plan until such obligations are satisfied.”
China
The rules of the Plan apply in the People’s Republic of China (“PRC”) with and subject to the following amendments and provisions for Participants in the PRC.
SECTION 12: RIGHTS ON TERMINATION OR TRANSFER OF EMPLOYMENT
Section 12 will be deleted and replaced with the following:
“If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction or contributions will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, if permitted by the Administrator and valid under applicable law, to his or her designated beneficiary or to the legal representative of his or her estate as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Company, ceases to be a Subsidiary or Affiliate, or if the employee is transferred to any corporation other than the Company or a Designated Company. Unless otherwise determined by the Administrator, a Participant whose employment transfers between, or whose employment terminates with an immediate rehire (with no break in service) by, Designated Companies or a Designated Company and the Company will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; provided, however, that if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Option will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Option will remain non-qualified under the Non-423 Component. Further, an employee will not be deemed to have terminated employment for purposes of this Section 12 if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing. In case of any court order of reinstatement of the Participant’s employment, such Participant’s rights with regard to the Common Stock/Option under this Plan forfeited or terminated due to the previous termination of the employment shall not be revived.”
9.SECTION 24: TAX WITHHOLDING

(a)Section 24 will be deleted and replaced with the following:
“Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any Common Stock under the Plan until such obligations are satisfied. Each Participant agrees to provide information reasonably required to enable such tax withholding and reporting.”
Czech Republic
The rules of the Plan apply in the Czech Republic with and subject to the following amendments and provisions for Participants in the Czech Republic. All capitalized terms set out herein shall have the same meanings as set out in the Plan, unless stated otherwise.

SECTION 27: DATA PRIVACY

The following shall be added as a new section 27:

27.    Data Privacy.    By participating in the Plan, the Participant acknowledges that the Company, its Subsidiaries and Affiliates and certain agents thereof (together, the “Relevant Companies”) may process the Participant’s personal information including but not limited to name, surname, home address and telephone number, date of birth, remuneration information and other personal information that is necessary for the purposes relating to the fulfilment and the operation of the Plan (the “Relevant Information”) whereas the Company shall be the controller in relation to such processing. The purposes include but are not limited to: (a) taking necessary actions pursuant to the Plan; (b) administering and maintaining the Participant’s records; (c) providing any required information to other Relevant Companies, trustees or third-party administrators; (d) operating, evaluating and amending the Plan. Further conditions of processing of Relevant Information and information about Participant´s rights in that relation are set out in the Company’s Privacy Policy available at https://www.pattern.com/legal/privacy-policy.

SECTION 28: FINANCIAL RISKS AND INCOME TAX

The following shall be added as a new section 28:
28. Financial Risks and Income Tax

Risk warning. It is important that the Participant reads all the documents given to the Participant in relation to the Plan before deciding whether to participate in the Plan. In particular, the Participant should satisfy his or herself that they have sufficient understanding of the risks involved and consider if participation in the Plan is suitable for the Participant, having regard to the Participant’s investment objectives, financial circumstances and taxation position.
No financial advice. Nothing in this Plan:
(i) constitutes financial product advice and any advice or information provided by the Company in relation to the Plan does not and cannot take into account the Participant’s objectives, financial situation or needs; and
(ii) should be taken to constitute a recommendation or statement of opinion that is intended to influence the Participant in making a decision to participate in the Plan.

Income Tax. Participant is strongly advised to consult with their personal tax advisor regarding the tax treatment of their participation on the Plan and of any subsequent transfer of instruments obtained pursuant to this Plan. The Participant is advised that the Participant is responsible for proper taxation pursuant to relevant Czech law of any income the Participant obtains by participating on the Plan including any taxable discount.

India
The rules of the Plan apply in India with and subject to the following amendments and provisions for Participants in India.
10.SECTION 24: TAX WITHHOLDING
Section 24 will be deleted and replaced with the following:
“(a)    Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees that the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any Common Stock under the Plan until such obligations are satisfied.
(b)    Participants who are Indian residents are liable to pay taxes when they receive shares of Common Stock. For the purposes of determining the amount of withholding tax, the fair market value of the shares will be determined by a category - 1 merchant banker duly registered with the Securities and Exchange Board of India (“SEBI”) as on the date of purchase/allotment of securities, as per the prevailing income tax law in India. Each Participant agrees to pay taxes by any of the methods prescribed in the Plan on the difference between fair market value and purchase price paid by the Participant. Each Participant shall also be responsible to pay tax on subsequent sale of shares at the applicable rates prevailing at the time of sale. Each Participant is also responsible to pay taxes on dividend income at the applicable rates prevailing at the time of declaration/receipt. Neither the Company nor any Subsidiary or Affiliates shall be responsible for the tax payable by the Participant on such subsequent sale. Each Participant agrees that it is his/her responsibility to comply with the payment of taxes and compliance requirements and the Participant shall consult his/her personal tax advisor in this regard.
(c)    Participants who are Indian residents are required to declare any foreign bank accounts and any foreign financial assets in their annual income tax returns (in schedule FA: details of foreign assets and income from source outside India). Each Participant is required to mandatorily file the tax returns if he/she has any assets outside India even if his/her income is below the threshold limit prescribed under the income tax law. Each Participant shall be responsible for complying with this reporting obligation and should confer with his/her personal tax advisor to determine his/her obligations in this regard.”
11.SECTION 27: SECURITIES LAW
(a)The following shall be added as a new Section 27:
“(a)    The securities described in the Plan are being offered only to a select number of Participants who, in respect of this Indian Supplement are employees of Pattern Technologies India Private Limited. Such Participants may not be acting on behalf of or as an agent for, any other person or entity. Securities under the Plan will not be available for subscription or purchase by any other person or entity.
(b)    The Plan and any corresponding documents (together, the “Plan Documents”), have neither been delivered for registration nor are they intended to be registered with any regulatory authorities in India. The Plan Documents are not intended for distribution and are meant solely for the consideration of the person to whom they are addressed and should not be reproduced by any Participant.
(c)    The shares issued pursuant to the Plan do not constitute a public offering of securities under the (Indian) Companies Act, 2013 and are available only to those individuals as indicated in the Plan. The Plan Documents do not invite offers from the public for subscription or purchase of the securities of any body corporate under any law for the time being in force in India. The

Plan Documents have not been prepared in accordance with and are not intended to constitute a ‘prospectus’ for, a public offering of securities under the applicable companies and securities legislation in India, and the Plan Documents have not been reviewed by any regulatory authority in India. The Plan Documents are intended only for the Participant’s personal use and not for distribution to any other persons.
(d)    The website on which the Plan Documents are hosted is not a prospectus under the applicable laws for the time being in force in India. The Company or Pattern Technologies India Private Limited do not intend to market, promote, or invite offers for subscription or purchase of the securities of any body corporate by virtue of providing the Participant with the Plan Documents. The information provided in the Plan Documents is for record purposes only.
(e)    Any person who subscribes or purchases securities of any body corporate should consult their own investment advisers before making any investments. The Company or Pattern Technologies India Private Limited shall not be liable or responsible for any such investment decision made by any person.”
12.SECTION 28: EXCHANGE CONTROLS
(a)The following shall be added as a new Section 28:
“(a)    Participant shall be solely responsible to comply with all applicable laws including but not limited to the (Indian) Foreign Exchange Management Act, 1999 and the rules and regulations thereunder, in respect of grant, vesting and exercise of the Option and the sale of the shares of Common Stock acquired under the Plan. Each Participant shall be required to comply with the applicable laws and requirements for remittance of the monies from India for exercise of the Option. Should the Participant sell the shares of Common Stock, the Participant acknowledges his/her obligation and agrees to: (i) repatriate to India, any proceeds from the sale of shares of Common Stock (or the receipt of any dividends to India) within 180 days of the date of sale, unless reinvested; and (ii) obtain a foreign inward remittance certificate (“FIRC”) from the bank in which Participant deposits the foreign currency and maintain the FIRC as an evidence of the repatriation of funds in the event the Reserve Bank of India (“RBI”), the Company or Pattern Technologies India Private Limited request for proof of repatriation. It is the Participant’s responsibility to comply with exchange control laws in India including making necessary disclosures to the RBI. The Company and Pattern Technologies India Private Limited shall not be liable for any fines or penalties resulting from the Participant’s failure to comply with any applicable laws.
(b)    In respect of any remittance of the monies from the India by Participant and in respect of receiving funds for sale of the shares of Common Stock, it is Participant’s responsibility to comply with the reporting requirements of the RBI, as per exchange control laws in India.”
13.SECTION 29: EMPLOYMENT

(a)The following shall be added as a new Section 29:
“The Participant’s participation in the Plan does not create a right to employment or continuing employment with the Company or any Subsidiary or Affiliate. The Options or shares of Common Stock issued under the Plan, shall not constitute wages or salary for the purposes of calculating any statutory or contractual payments.”
14.SECTION 30: DATA PRIVACY
The following shall be added as a new Section 30:
“(a)    The Company and/or Pattern Technologies India Private Limited, may be required to collect, retain and process personal data or information about for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan and such personal data or information may include sensitive personal data or information as defined under applicable laws, the nature and amount of Participant’s compensation and the fact and conditions of Participant’s participation in the Plan, including, but not limited to, name, home address, telephone number and e-mail address, date of birth, any identification number, salary or other compensation, nationality, job title, any equity or directorships held in the Company or Pattern Technologies India Private Limited, and details of the Option or any other entitlement to equity awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favour, in connection with the implementation, management and administration of the Plan (“Data”).
(b)    The bona fide collection and processing of Data may also involve disclosure and sharing of Data with affiliates of the Company or any third party and transfer of sensitive personal information outside India. At all times Data will be kept confidential and only be shared or disclosed for legal and authorized purposes. By signing the Acceptance Notice, the Participant provides his/her consent, permission and authorization to the Company and Pattern Technologies India Private Limited, to collect, store, process and transfer any Data relating to the Participant for legitimate legal and administrative purposes.”
Poland
The rules of the Plan apply in Poland with and subject to the following amendments and provisions for Participants in Poland.
SECTION 11: DEFINITIONS
The definition of “Compensation” will be deleted and replaced with the following:
“The term “Compensation” means the amount of base pay only, prior to salary reduction pursuant to art. 87 of the Polish Labour Code, thus excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains related to options or other share-based awards, and similar items.”

The definition of “Termination for Cause” shall be added, which shall have the following wording:
“The term “Termination for Cause” means termination of employment contract without notice pursuant to art. 52 and/or 53 of the Polish Labour Code.”
Singapore
The rules of the Plan apply in Singapore with and subject to the following amendments and provisions for Participants in Singapore.
15.SECTION 12: RIGHTS ON TERMINATION OR TRANSFER OF EMPLOYMENT
Section 12 will be deleted and replaced with the following:
“If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction or contributions will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, if permitted by the Administrator and valid under applicable law, to his or her designated beneficiary or to the legal representative of his or her estate as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Company, ceases to be a Subsidiary or Affiliate, or if the employee is transferred to any corporation other than the Company or a Designated Company. Unless otherwise determined by the Administrator, a Participant whose employment transfers between, or whose employment terminates with an immediate rehire (with no break in service) by, Designated Companies or a Designated Company and the Company will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; provided, however, that if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Option will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code and all other applicable laws and regulations governing the Participant’s Option, including but not limited to the Securities and Futures Act 2001 of Singapore (“SFA”). If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Option will remain non-qualified under the Non-423 Component, provided that such exercise complies with all applicable laws and regulations governing the Participant’s Option, including but not limited to the SFA. Further, an employee will not be deemed to have terminated employment for purposes of this Section 12 if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.”
South Korea

The Plan shall apply in the Republic of Korea with and subject to the following amendments and provisions for Participants in the Republic of Korea.
16.SECTION 24: TAX WITHHOLDING
Section 24 will be deleted and replaced with the following:
“Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any Common Stock under the Plan until such obligations are satisfied. Each Participant that is employed by Pattern Trading SK acknowledges that Pattern Trading SK may be required to pay withholding taxes to the Republic of Korea’s (“RoK”) tax authorities in connection with income earned by each such Participant’s exercise of any Options granted under the Plan and agree that Pattern Trading SK may and is authorised to withhold amounts sufficient to satisfy such withholding obligations from a Participant’s wages, salary or other compensation. Notwithstanding the foregoing, each Participant shall be responsible for the making of all necessary and/or applicable tax filings, reports, payments and/or settlements as may be required in RoK including, for the avoidance of doubt, any overseas financial account reporting obligations (which at the time hereof is triggered should the aggregated value of a Participant’s financial assets (including any Common Stock delivered under the Plan) held in financial accounts at any non-RoK financial institution exceed KRW 500,000,000 on the last day of any month during a calendar year).”
17.SECTION 27: PRIVACY CONSIDERATIONS
The following shall be added as a new Section 27:
“Personal Information Protection Act (PIPA) Matters. Korea-resident persons wishing to participate in the Plan must complete a PIPA-compliant consent form for the transfer of personal information in order to be eligible to do so.”
United Arab Emirates
The rules of the Plan apply in the United Arab Emirates (“UAE”) with and subject to the following amendments and provisions for Participants in the UAE.

18.SECTION 22: GOVERNING LAW
Section 22 will be deleted and replaced with the following:
“This Plan, this UAE Supplement and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware applied without regard to conflict of law principles.
Any dispute or controversy arising under or in connection with this Plan or any Award granted hereunder, at any time, shall be submitted to binding arbitration before a single arbitrator in accordance with the JAMS Comprehensive Arbitration Rules & Procedures then in effect, except for those claims that may not be subject to arbitration as a matter of law. These rules may be found through a web-based search, or a copy may be requested at any time from Company. The Company and grantee agree to arbitrate the disputes covered by this arbitration agreement and waive any right to a jury trial or trial before a judge with respect to them. The arbitrator shall: (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be permitted by law; and (b) issue a written statement signed by the arbitrator regarding the disposition of each claim and the relief, if any, awarded as to each claim, the reasons for the award, and the arbitrator’s essential findings and conclusions on which the award is based. The arbitrator shall be authorized to award all relief that the parties would be entitled to seek in a court of law, and the arbitrator shall be experienced in handling the kinds of claims at issue in the dispute. Subject to any fee or cost-recovery rights a party would be entitled to under law, each party shall bear its own attorney fees and costs (including those charged by JAMS) in connection with the arbitration proceeding, and the parties shall divide equally the cost of any arbitration administrative fee and the compensation of the arbitrator, unless legal mandates would require a different cost allocation. The prevailing party in arbitration may recover its reasonable costs and fees upon conclusion of the arbitration. Subject to the ability of the parties hereto to vacate a decision or award under the Federal Arbitration Act, any decision or award of the arbitrator shall be final, binding and conclusive on the parties. Claims shall be brought in arbitration on an individual basis only. The arbitration shall take place in a mutually agreeable location, or if no such location can be agreed upon, in Denver, Colorado, United States. The Company and grantee shall each be permitted to seek injunctive relief in a court of proper jurisdiction in order to protect its rights until such time as judgment is entered upon an arbitration award. Any argument as to the enforceability of these arbitration terms or the scope of these arbitration terms are delegated to the arbitrator.”
19.SECTION 27: NATURE OF GRANT
The following shall be added as a new Section 27:
“The Participant acknowledges that the Options, the Plan, this UAE Supplement and their participation in the Plan do not create any claims against the Company or any Designated Company (or employer of record) (collectively, the “Group”) engaging them, either directly or indirectly. The Participant acknowledges that the Options and related benefits do not constitute a component of their “wages” for any legal purpose. Therefore, the Options and related benefits will not be included and/or considered for purposes of calculating any and all labour benefits, such as end of service gratuity and/or any other labour-related amounts which may be payable.”
20.SECTION 28: SECURITIES LAW INFORMATION
The following shall be added as a new Section 28:
“The Options are being offered only to eligible employees of the Company or any Designated Company (or employer of record) and are in the nature of providing equity incentives to these individuals based in the UAE. The Plan and this UAE Supplement is intended for distribution only to such eligible employees and must not be delivered to, or relied on by, any other person. Prospective acquirers of the securities offered should conduct their own due diligence on the securities.”
21.SECTION 29: DATA PRIVACY CONSENT
The following shall be added as a new Section 29:
“In order to administer the Plan and to implement or structure future equity grants, the Company, its Designated Companies and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan (the “Relevant Information”). By agreeing to participate in the Plan, the Participant (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate, in accordance with the UAE Federal Decree Law No. 45 of 2021 as amended and/or any other relevant laws as may be in effect from time to time. The Participant shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.”
22.SECTION 30: DISCLAIMER
The following shall be added as a new Section 30:
“The Plan, this UAE Supplement and any documents and agreements referred to therein have not been approved or licensed by the UAE Securities and Commodities Authority or any other relevant licensing authorities or governmental agencies in the UAE. The Plan and this UAE Supplement are strictly private and confidential and have not been reviewed by, deposited or registered with the UAE Securities and Commodities Authority or any other licensing authority or governmental agencies in the UAE. The Plan and this UAE Supplement have been issued from outside the UAE and must not be provided to any person other than the Participant and may not be reproduced or used for any other purpose. Further, the information contained in this UAE

Supplement and/or the Plan is not intended to lead to the issue of any securities or the conclusion of any other contract of whatsoever nature within the territory of the UAE. The Participant should, as a prospective stockholder, conduct their own due diligence on the securities. If the Participant does not understand the contents of the award documentation, they should consult an authorized financial advisor.”